SUPPLEMENT DATED OCTOBER 27, 2010 TO THE PROSPECTUS DATED JULY 19, 2010

Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.
(the "Fund")

Capitalized terms used in this Supplement that are not defined herein have the same meanings as set forth in the Prospectus:

At a meeting of the Fund's Board of Managers (the "Board") held on October 27, 2010, the Board determined to authorize the Fund to pursue making an election to be classified as an association taxable as a corporation and to seek to qualify as a "regulated investment company" under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Subchapter M Transition”) effective as of December 1, 2010.  For a description of the Subchapter M Transition as well as the attendant risks, please refer to the Supplement to the Fund’s Prospectus dated August 30, 2010.